UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2020

W&E Source Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-52276	98-0471083
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

113 Barksdale Professional Center
Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code: (302) 722-6266

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[  ]

ITEM 1.01 Entry into a Material Definitive Agreement.

On December 14, 2020, W&E Source Corp. (the "Company") entered into Debt Cancellation Agreement (the "Debt Cancellation Agreement") with each of Maotang Bai, Yongsheng Liang, Qinrong Gao and Shanxi Ai Chen Technology Ltd., who were each creditors to the Company with a total outstanding aggregate balance of US$237,980.55 (the "Debts"). Pursuant to the Debt Cancellation Agreement the Company agreed to issue an aggregate total of 47,596,110 shares of its common stock, $0.0001 par value per share (the "Shares"), at the conversion rate of US$0.005 per share as full payment for the Debts. Upon issuance and delivery of the Shares, the Debts are fully paid and the Company no longer has any obligations to the creditors under the Debts.

The foregoing description of the Debt Cancellation Agreement is qualified in its entirety by reference to the full text of the Debt Cancellation Agreement, which is filed as Exhibit 10.1 to this Current Report, and is incorporated herein by reference.

ITEM 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Regulation S of the Securities Act of 1933, as amended, ("Securities Act"). Our reliance upon the exemption under Rule 903 of Regulation S of the Securities Act was based on the fact that the sales of the securities were completed in an "offshore transaction", as defined in Rule 902(h) of Regulation S. The Company did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities. The investors were not US persons, as defined in Regulation S, and were not acquiring the securities for the account or benefit of any US person.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1	Debt Cancellation Agreement between the Company and certain Creditors dated December 14, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&E Source Corp.

By:	/s/ Hong Ba
Hong Ba, Chief Executive Officer

Date: December 18, 2020